                                                                    EXHIBIT 10.1

                                                                [CONFORMED COPY]


                    AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT

     This AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT, dated as of April 30, 2002 (this "AMENDMENT"), is entered into among ARCHIBALD CANDY CORPORATION, an Illinois corporation ("BORROWER"), FANNIE MAY HOLDINGS, INC., a Delaware corporation ("PARENT"), ARCHIBALD CANDY (CANADA) CORPORATION, a corporation incorporated under the federal laws of Canada ("CANADIAN SUBSIDIARY" and together with Borrower and Parent, collectively, the "CONTINUING CREDIT PARTIES"), the lending institutions parties to the Forbearance Agreement (the "LENDERS"), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as Agent for the Lenders ("AGENT").

     PRELIMINARY STATEMENTS:

     (1) Borrower, Agent and the Lenders are parties to the Financing Agreement, dated as of June 28, 2001 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "FINANCING AGREEMENT").

     (2) As a result of certain defaults and events of default that occurred under the Financing Agreement, the Continuing Credit Parties, the Lenders and Agent entered into the Forbearance Agreement, dated as of December 31, 2001 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "FORBEARANCE AGREEMENT"; unless otherwise defined herein the terms defined therein are used herein as so defined).

     (3) Borrower and the Holders, as defined in the Indenture (as defined in the Financing Agreement), of more than $140,000,000 of the aggregate outstanding principal amount of Notes, as defined in the Financing Agreement (the "REQUIRED NOTEHOLDERS"), have entered into the Forbearance Agreement, dated as of March 1, 2002 (as the same may from time to time be amended, restated or otherwise modified, the "NOTEHOLDER FORBEARANCE AGREEMENT").

     (4) The Continuing Credit Parties, Agent and the Lenders desire to modify certain terms and provisions of the Forbearance Agreement, including, without limitation, extending the Forbearance Period.

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 1. AMENDMENTS.

     1.1. EXTENSION OF FORBEARANCE PERIOD. Section 2.1(a) of the Forbearance Agreement is hereby amended to replace the date of "April 30, 2002" with "May 31, 2002".

     1.2. AMENDMENT TO MAXIMUM OUTSTANDING REVOLVING LOANS AND LETTERS OF CREDIT. Section 2.4(a)(vii) of the Forbearance Agreement is hereby amended and restated in its entirety as follows:

          and (vii) $15,000,000 on March 2, 2002 through May 31, 2002;

     1.3. AMENDMENT TO COVENANT DEFAULTS. Section 1.3 of the Forbearance Agreement is hereby amended and restated in its entirety as follows:

          1.3 COVENANT DEFAULTS. The Continuing Credit Parties acknowledge and agree that the Existing Defaults resulting under Section 10.1(e) of the Financing Agreement relate only to the violations that occurred and/or will occur under Sections 7.3, 7.10(j), 7.12(b),(c),(d), and (e) and 7.23 of the Financing Agreement.

     1.4. AMENDMENT TO BORROWING BASE CALCULATION. Section 2.4(b) of the Forbearance Agreement is hereby amended and restated in its entirety as follows:

          (b) in calculating the Borrowing Base, (i) the advance rate with respect to Eligible Special Inventory shall be the lesser of (A) 62% of the aggregate value of Eligible Special Inventory (as determined in accordance with the terms of the Financing Agreement) and (B) 85% of the net orderly liquidation value of Eligible Special Inventory as set forth in the most recently completed appraisal of Borrower's Inventory that has been delivered to Agent, which appraisal shall be in form and detail satisfactory to Agent and prepared by Hilco or such other appraiser acceptable to Agent, (ii) notwithstanding the foregoing, Eligible Special Inventory shall not at any time account for more than $13,000,000 of the aggregate amount of the Borrowing Base, (iii) the Real Estate Sublimit shall be deleted from such calculation, (iv) on and after the date on which the Cash Collateralization occurs, the Overadvance, as defined in the Post-Petition Credit Agreement (as defined in the Financing Agreement), shall be deleted from such calculation, and (v) if the Cash Collateralization occurs on or before the Cash Collateral Date, as defined below, $1,000,000 shall be added to the Borrowing Base as an overadvance; and

     1.5. AMENDMENT TO ADD NEW CONDITIONS TO LENDING. Section 2.4 of the Forbearance Agreement is hereby amended to add the following new subsections
(d), (e), and (f) thereto:

          (d) on or before May 15, 2002 (the "CASH COLLATERAL DATE"), (i) Borrower shall have deposited $1,000,000 into a deposit account maintained at LaSalle Bank National Association, in the name of Agent and under the exclusive control of Agent (the "CASH COLLATERAL ACCOUNT"), and (ii) Borrower shall have obtained all necessary consents and approvals, including, without limitation, any required consent under the Indenture, to permit the security interest provided for in the Cash Collateral Account and all cash, monies, checks, and other deposits, if any, contained therein and delivered to Agent evidence, satisfactory to Agent, of such consent and/or approval (the foregoing subparts

     (i) and (ii) are collectively referred to herein as the "CASH COLLATERALIZATION"); PROVIDED, HOWEVER, that if the Cash Collateralization fails to occur on or before the Cash Collateral Date such failure shall not constitute a Termination Event (or an Event of Default, as defined in the Financing Agreement, under the Financing Agreement) so long as Borrower pays to Agent on or before the Cash Collateral Date a fee in the amount of $25,000 ("CASH COLLATERAL FEE"), which Cash Collateral Fee shall be fully earned when paid;

          (e) on or before May 24, 2002 (the "COMMITMENT LETTER DATE"), Borrower shall have delivered to Agent a fully executed and effective commitment letter, in form and substance reasonably satisfactory to Agent, from a lender or syndicate of lenders reasonably acceptable to Agent ("COMMITMENT LETTER"), which Commitment Letter shall provide, among other things, for the refinancing of the Financing Agreement and all Obligations (other than the obligations of Borrower under the Post-Petition Guaranty, as defined in the Financing Agreement) outstanding thereunder; PROVIDED, HOWEVER, that if Borrower fails to deliver the Commitment Letter on or before the Commitment Letter Date such failure shall not constitute a Termination Event (or an Event of Default, as defined in the Financing Agreement, under the Financing Agreement) if Borrower pays to Agent on or before the Commitment Letter Date a fee in the amount of $25,000 (the "REFINANCING REJECTION FEE"), which Refinancing Rejection Fee shall be fully earned when paid; and

          (f) on or immediately after the date on which (i) the Cash Collateralization occurs and (ii)(A) all Post-Petition Obligations, as defined in the Financing Agreement, have been paid in full and (B) the Post-Petition Credit Agreement, as defined in the Financing Agreement, has been terminated and not replaced or refinanced by Post-Petition Lender, as defined in the Financing Agreement, Agent shall apply, for the benefit of the Lenders, all cash, monies, checks, and/or other deposits contained in the Cash Collateral Account as a mandatory prepayment of outstanding Revolving Loans; provided that Agent shall return to Borrower the remaining balance, if any, in the Cash Collateral Account after such mandatory prepayment occurs.

     1.6. AMENDMENT TO SECURITY INTEREST. Notwithstanding anything in the Financing Agreement to the contrary, effective on and after the date on which the Cash Collateralization occurs, (a) as security for the prompt payment in full of all Obligations, as defined in the Financing Agreement, Borrower pledges and grants to Agent, for the benefit of the Lenders, and to Post-Petition Lender, as defined in the Financing Agreement, a continuing general lien upon, security interest in, and assignment of the Cash Collateral Account (to the extent applicable) and all of Borrower's cash, monies, checks, and other deposits, if any, contained in the Cash Collateral Account, and (b) the definition of "Collateral" in Section 1 of the Financing Agreement shall include the Cash Collateral Account and all cash, monies, checks, and other deposits from time to time contained therein.

     SECTION 2. REPRESENTATIONS AND WARRANTIES.

     Each Continuing Credit Party represents and warrants as follows:

     2.1. AUTHORIZATION AND VALIDITY OF AMENDMENT. This Amendment has been duly authorized by all necessary corporate action, has been duly executed and delivered by a duly authorized officer, and constitutes the valid and binding agreement of such Continuing Credit Party, enforceable against such Continuing Credit Party in accordance with its terms except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

     2.2. REPRESENTATIONS AND WARRANTIES. The representations and warranties of such Continuing Credit Party contained in the Forbearance Agreement, the Financing Agreement and the other Loan Documents, as defined in the Financing Agreement, are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

     2.3. NO EVENT OF DEFAULT. After giving effect to this Amendment, other than the Existing Defaults, no Default or Event of Default will exist.

     2.4. NO CLAIMS. There is no claim or offset against, or defense or counterclaim to, any of the obligations or liabilities of such Continuing Credit Party (or any of its Subsidiaries, as defined in the Financing Agreement) under the Forbearance Agreement, the Financing Agreement or any other Loan Document.

     SECTION 3. RATIFICATIONS.

     Except as expressly modified and superseded by this Amendment, the terms and provisions of the Forbearance Agreement are ratified and confirmed and shall continue in full force and effect.

     SECTION 4. CONDITIONS TO EFFECTIVENESS.

     The amendments set forth in Section 1 of this Amendment shall become effective upon the satisfaction of the following conditions precedent:

     (a) Borrower and the Required Noteholders shall have entered into an amendment to the Noteholder Forbearance Agreement, in the form of the attached EXHIBIT A, on or before the date hereof;

     (b) Borrower shall have paid to Agent an amendment fee in the amount of $25,000, which shall be fully earned when paid;

     (c) after giving effect to the terms of this Amendment, other than the Existing Defaults, no other default or event of default or Termination Event shall have occurred under the Forbearance Agreement;

     (d) Archibald shall have paid all reasonable legal fees and expenses of Agent in connection with this Amendment and the documents executed in connection herewith; and

     (e) the Continuing Credit Parties shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by Agent and the Lenders.

     SECTION 5. MISCELLANEOUS.

     5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Lender or any subsequent Revolving Loan or other extension of credit under the Forbearance Agreement shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

     5.2. REFERENCE TO FORBEARANCE AGREEMENT. The Forbearance Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Forbearance Agreement as amended hereby, are hereby amended so that any reference therein to the Forbearance Agreement shall mean a reference to the Forbearance Agreement as amended hereby.

     5.3. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     5.4. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.5. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Forbearance Agreement. Except as set forth herein, the Forbearance Agreement shall remain in full force and effect and be unaffected hereby.

     5.6. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     5.7. WAIVER OF CLAIMS. Each Continuing Credit Party, by signing below, hereby waives and releases Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which such Continuing Credit Party is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     5.8. APPLICABLE LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.


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     5.9. JURY TRIAL WAIVER. THE CONTINUING CREDIT PARTIES, AGENT AND THE LENDERS EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE FORBEARANCE AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER. THE CONTINUING CREDIT PARTIES HEREBY IRREVOCABLY WAIVE PERSONAL SERVICE OF PROCESS AND CONSENT TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN NO EVENT WILL AGENT OR THE LENDERS BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                                   BORROWER:

                                   ARCHIBALD CANDY CORPORATION

                                   By:     /s/ Ted A. Shepherd
                                   Name:   Ted A. Shepherd
                                   Title:  President and Chief Operating Officer

                                   CONTINUING CREDIT PARTIES:

                                   FANNIE MAY HOLDINGS, INC.

                                   By:     /s/ Ted A. Shepherd
                                   Name:   Ted A. Shepherd
                                   Title:  President and Chief Operating Officer

                                   ARCHIBALD CANDY (CANADA) CORPORATION

                                   By:     /s/ Ted A. Shepherd
                                   Name:   Ted A. Shepherd
                                   Title:  President and Chief Operating Officer

                                   AGENT AND SOLE LENDER:

                                   THE CIT GROUP/BUSINESS CREDIT, INC., as Agent and as the sole Lender

                                   By:     /s/ Andrew P. Bennett
                                   Name:   Andrew P. Bennett

                                   Title:  Assistant Vice President

                                    EXHIBIT A

                        Noteholder Forbearance Amendment


                                 (See attached)